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                                                                    EXHIBIT 10.1



                              NEODATA CORPORATION
                              AMENDED AND RESTATED
                             1994 STOCK OPTION PLAN


1.     Purpose.

       Neodata Corporation, a Delaware corporation (herein, together with its successors, referred to as the "Company"), by means of this Amended and Restated 1994 Stock Option Plan (the "Plan"), desires to afford certain individuals and key employees of the Company and any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired (such parent and subsidiary corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan amends and restates in its entirety the Neodata Corporation 1994 Stock Option Plan.

       The stock options described in Sections 6 and 7 (the "Options"), and the shares of Common Stock or Nonvoting Common Stock (each as hereinafter defined) acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

2.     Administration.

       The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company (the "Board of Directors"), or by any other committee appointed by the Board of Directors to administer this Plan (the "Committee"); provided, the entire Board of Directors may act as the Committee if it chooses to do so. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the
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provisions of Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. Whenever the Company shall have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be required to be (i) a "disinterested person" within the meaning of Rule 16b-3, as amended ("Rule 16b-3"), or other applicable rules under Section 16(b) of the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and any regulations promulgated thereunder (hereinafter, collectively "Section 162"), and the Committee shall administer the Plan so as to comply at all times with the Exchange Act and Section 162.

       The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or, if the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, any other number that Rule 16b-3 or
Section 162 may require from time to time.

3.     Shares Available.

       Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") and Nonvoting Common Stock, par value $0.01 per share, of the Company ("Nonvoting Common Stock" and, collectively with the Common Stock, the "Capital Stock") which may be granted for all purposes under the Plan shall be 2,631,579 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, such shares shall thereafter be available for grants to such individual or other individuals under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of Capital Stock, (ii) issued shares of Capital Stock held in the Company's treasury, or (iii) issued shares of Capital Stock reacquired by the





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Company in each situation as the Board of Directors or the Committee may determine from time to time.

4.     Eligibility and Bases of Participation.

       Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

       Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non- Employee. As used herein, the term "Eligible Non-Employee" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any Related Entity.

       The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options.

5.     Authority of Committee.

       Subject to and not inconsistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b-3 and Section 162, the Committee shall have plenary authority to:





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       a.     determine the Key Employees and Eligible Non-Employees to whom
              Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

       b. require, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Capital Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) for a period of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

       c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

       d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares of Capital Stock to be acquired upon the exercise of an Option (other than an Incentive Option) that number of shares having a Fair Market Value (as defined in Section 18) which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price, and (ii) to exercise a portion of an Option by delivering that number of shares of Capital Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; provided,





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              however, that in the case of an Incentive Option, no shares shall be used to pay the exercise price unless such shares were not acquired through the exercise of an Incentive Option or, if so acquired, have been held for more than two years since the grant of such Option and for more than one year since the exercise of such Option;

       e. provide (in accordance with Section 13 or otherwise) the establishment of a procedure whereby a number of shares of Capital Stock or other securities may be withheld from the total number of shares of Capital Stock or other securities to be issued upon exercise of an Option (other than an Incentive Option) to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise;

       f. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

       g. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option shall be final, conclusive and binding on all parties.

       The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; provided, however, that whenever the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Committee may not delegate any duties to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act, or as an "outside director" pursuant to Section 162. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the





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Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.     Stock Options for Key Employees.

       Subject to the express provisions of this Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options"), and to grant both types of Options to Key Employees. No Incentive Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Notwithstanding anything in this Plan to the contrary, Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7), including the following:

       a. Option Exercise Price. The Committee shall establish the Option exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, that, in the case of an Incentive Option or an Option intended to qualify under
              Section 162, such price shall not be not less than the Fair Market Value per share of the applicable class of Capital Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of the applicable class of Capital Stock at the date the Option is granted. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.





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       b.     Payment.  The price per share of Capital Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Capital Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.d. of the Plan (but, with respect to Incentive Options, subject to the limitations described in such Section 5.d.). Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the applicable class of Capital Stock on the day preceding the date of the exercise of the Option.

       c. Continuation of Employment. Each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until no more than three months prior to the date of exercise of the Incentive Option.

       d. Exercisability of Stock Option. Subject to Section 8, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Option by its terms shall be exercisable after the expiration of ten years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in such Option; provided, however, no Incentive Option shall be exercisable after the expiration of ten years from the date such Option is granted; and provided, further, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

       e. Death. If any optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms at any time and from time to time within one year after the date of death unless a longer or shorter period is expressly





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              provided in such Option or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option).

       f. Disability. If the employment of any optionee terminates because of his Disability (as defined in Section 18), such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within one year after the date of such termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, however, that in the case of an Incentive Option, the optionee or his legal representative shall in any event be required to exercise the Incentive Option within one year after termination of the optionee's employment due to his Disability.

       g. Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections 6(e) and (f) above, such optionee shall have the right to exercise his Option in accordance with its terms, within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, that no Incentive Option shall be exercisable more than three months after such termination; and, provided, further, that, unless the Option expressly provides otherwise, if such optionee's employment was terminated by the Company or any Related Entity for Good Cause (as defined below), or if the optionee voluntarily terminates employment without the consent of the Company or any Related Entity, such optionee shall immediately forfeit all rights under his Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Option Committee (unless otherwise agreed to in writing by the Company and the optionee).

       h. Maximum Exercise. The aggregate Fair Market Value of stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity shall not exceed $100,000.





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       i.     Maximum Number of Options to be Issued to a Key Employee.  The
              maximum number of shares of Capital Stock with respect to which Options may be granted to any Key Employee hereunder is 1,600,019.

7.     Stock Option Grants to Eligible Non-Employees.

       Subject to the express provisions of this Plan, the Committee shall have the authority to grant Non-Qualified Options to Eligible Non-Employees; provided, however, that whenever the Company has any class of equity securities registered pursuant to Section 12 of the Exchange Act, no Eligible Non-Employee then serving on the Committee (or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such Options would cause such Eligible Non-Employee to no longer be a "disinterested person" as set forth in Section 2 hereof or an "outside director" pursuant to Section 162. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Section 6), including the following:

       a. Option Exercise Price. The Committee shall establish the Option exercise price at the time any Non- Qualified Option is granted at such amount as the Committee shall determine. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.

       b. Payment. The price per share of Capital Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Capital Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.d. of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the applicable class of Capital Stock on the day preceding the date of the exercise of the Option.





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       c.     Exercisability of Stock Option.  Subject to Section 8, each
              Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.

       d. Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms, at any time and from time to time within one year after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option).

       e. Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non- Employee terminates because of his Disability, such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within one year after the date of the optionee's termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration of the Option).

       f. Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(d) and (e) above, such optionee shall have the right to exercise his or its Option in accordance with its terms within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, that, in the case of an Eligible Non-Employee serving as a director of the Company or of any Related Entity, unless the Committee provides otherwise, if the optionee is removed from office for cause by action of the stockholders in accordance with the by-laws of the Company or such Related Entity, as applicable, and the General Corporation Law of the State of Delaware or if such optionee voluntarily terminates his





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              service without the consent of the Company or any Related Entity, then such optionee shall immediately forfeit his rights under his Option except as to the shares of stock already purchased.

       g. Ineligibility for Other Grants. Any Eligible Non-Employee who receives an Option pursuant to this Section 7 shall be ineligible to receive any Options under any other Section of the Plan.

8.     Change of Control.

       If a Change of Control shall occur, or if the Company shall enter into an agreement providing for a Change of Control, the Committee may declare any or all Options outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine, notwithstanding the express provisions of such Options. Each Option accelerated by the Committee in connection with a Change of Control pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Committee shall determine.

9.     Purchase Option.

       a. Except as otherwise expressly provided in any particular Option, if any optionee's employment (or, in the case of any Option granted under Section 7, the optionee's relationship) with the Company or a Related Entity terminates for any reason at any time, the Company and/or its designee(s) shall have the option (the "Purchase Option") to purchase, and if the option is exercised, the optionee (or the optionee's executor or the administrator of the optionee's estate, in the event of the optionee's death, or the optionee's legal representative in the event of the optionee's incapacity (hereinafter, collectively with such optionee, the "Grantor")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the shares of Capital Stock and/or Options held by the Grantor (such shares of Capital Stock and Options collectively being referred to as the "Purchasable Shares").

       b. The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one year from the date of the termination of the optionee's employment or engagement. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market





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              Value per share of such Purchasable Shares.  If no notice is given within the time limit specified above, the Purchase Option shall terminate.

       c. The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Capital Stock, the Fair Market Value per share times the number of shares being purchased, and in the case of any Option, the Fair Market Value per share times the number of vested shares subject to such Option which are being purchased, less the applicable per share Option exercise price. The purchase price shall be paid in cash. The closing of such purchase shall take place at the Company's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchaser(s) the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchaser(s). In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchaser(s) the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

       d. To assure the enforceability of the Company's rights under this Paragraph 9, each certificate or instrument representing Capital Stock or an Option held by him or it shall bear a conspicuous legend in substantially the following form:

                     "THE SHARES [REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S AMENDED AND RESTATED 1994 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE





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                     UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL
                     EXECUTIVE OFFICES."

       The Company's rights under this Section 9 shall terminate upon the consummation of an underwritten public offering of the Common Stock, registered under the Securities Act of 1933, as amended, pursuant to which the Company receives aggregate cash sales proceeds, before underwriting discount, of at least $25 million or such lesser amount as the Committee shall determine.

10.    Adjustment of Shares.

       Unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Capital Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Capital Stock are changed into a greater or lesser number of shares of Capital Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

       In the event the Company is not the surviving entity of a Reorganization and, following such Reorganization, any optionee will hold Options issued pursuant to this Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement Options issued) by the surviving entity or a Related Entity.





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11.    Assignment or Transfer.

       Except as otherwise expressly provided in any Nonqualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

12.    Compliance with Securities Laws.

       The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of any Option or to issue any Capital Stock in violation of the Securities Act or any applicable state securities law. Each optionee (or, in the event of his death or, in the event a legal representative has been appointed in connection with his Disability, the Person exercising the Option) shall, as a condition to his right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Capital Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

       Certificates for shares of Capital Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

              THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.





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
       This legend shall not be required for shares of Capital Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

13.    Withholding Taxes.

       By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the Grantee is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

14.    Costs and Expenses.

       The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

15.    Funding of Plan.

       The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

16.    Other Incentive Plans.

       The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

17.    Effect on Employment.

       Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

18.    Definitions.

       In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

       a. "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

       b. "Board of Directors" shall have the meaning set forth in Section 2 hereof.

       c. "Capital Stock" shall have the meaning set forth in Section 3 hereof.

       d. "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or NSI to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), other than to Hicks, Muse, Tate & Furst Incorporated or any of its Affiliates or their employees, officers, and directors (the "HMC Group"); (ii) a majority of the Board of Directors of the Company or NSI shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than the HMC Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company or NSI.

       e.     "Code" shall have the meaning set forth in Section 1 hereof.

       f.     "Committee" shall have the meaning set forth in Section 2 hereof.

       g.     "Company" shall have the meaning set forth in Section 1 hereof.

       h. "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company or NSI on the date of adoption of this Plan, (ii) was nominated for election or elected to the Board of Directors of the Company or NSI with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or
              (iii) is a member of the HMC Group.

       i. "Disability" shall mean permanent disability as defined under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis unless another meaning shall be agreed to in writing by the Committee and the optionee; provided, however, that in the case of an Incentive Option "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

       j.     "Eligible Non-Employee" shall have the meaning set forth in
              Section 3 hereof.

       k. "Exchange Act" shall have the meaning set forth in Section 2 hereof.

       l. "Fair Market Value" shall, as it relates to either class of Capital Stock, mean the average of the high and low prices of such class of Capital Stock as reported on the principal national securities exchange on which such shares of Capital Stock are then listed on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such Capital Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Capital Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

       m. "Good Cause" shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the President of the Company;
              (D) the optionee's willful failure to execute or comply with the policies of the Company or his stated duties as established by the Board of Directors or the President of the Company, or intentional failure to perform his stated duties; or (E) substance abuse or addiction on the part of the optionee.

       n.     "Grantor" shall have the meaning set forth in Section 9 hereof.

       o.     "Group" shall have the meaning set forth in Section 18(c) hereof.

       p. "HMC Group" shall have the meaning set forth in Section 18(c) hereof.

       q. "Incentive Options" shall have the meaning set forth in Section 6 hereof.

       r. The term "including" when used herein shall mean "including, but not limited to".

       s. "Key Employee" shall have the meaning set forth in Section 3 hereof.

       t.     "Non-Qualified Options" shall have the meaning set forth in
              Section 6 hereof.

       u. "NSI" shall mean Neodata Services, Inc., a Delaware corporation which is a wholly owned subsidiary of the Company.

       v.     "Options" shall have the meaning set forth in Section 1 hereof.

       w.     "Person" shall have the meaning set forth in Section 3 hereof.

       x.     "Plan" shall have the meaning set forth in Section 1 hereof.

       y. "Purchasable Shares" shall have the meaning set forth in Section 9 hereof.

       z. "Purchase Option" shall have the meaning set forth in Section 9 hereof.

       aa. "Related Entities" shall have the meaning set forth in Section 1 hereof.

       ab. "Reorganization" shall have the meaning set forth in Section 10 hereof.

       ac. "Rule 16b-3" shall have the meaning set forth in Section 3 hereof.

       ad. "Section 162" shall have the meaning set forth in Section 2 hereof.

12.    Amendment of Plan.

       The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of Capital Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act or (iii) to comply with Section 162 of the Code (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder. No amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

13.    Effective Date.

       The Plan shall become effective on the date on which it is approved by the Board of Directors of the Company and shall be void retroactively if not approved by the stockholders of the Company within twelve months of the date of approval by the Board of Directors.





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